UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) March 29, 2007
                                                     ---------------------------

                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-23413                                  94-3123681
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   (Commission File Number)               (IRS Employer Identification No.)


     135 Beaver Street Waltham, MA                                  02452
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On March 29, 2007, Interleukin Genetics, Inc. has entered into a new research agreement with Access Business Group International LLC (ABG), a subsidiary of Alticor Inc. The research agreement encompasses the development of genetic tests to guide consumers' selection of appropriate skin care products; the further development of tests for weight management and the risk of osteoporosis, as well as the development of other tests. Under the terms of the agreement, Interleukin is eligible to receive up to $2.3 million in additional research funding during 2007.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.        Description
-----------        -----------
   99.1            Press Release dated March 30, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Interleukin Genetics, Inc.
                                              --------------------------
                                              (Registrant)



Date: March 30, 2007                          /s/ TIMOTHY J. RICHERSON
                                              --------------------------------
                                              Timothy J. Richerson
                                              Chief Executive Officer
                                              (Signature)